Exhibit 10.3

Execution Version

June 19, 2017

Bison Capital Acquisition Corp.

609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing, China

EarlyBirdCapital, Inc.

366 Madison Avenue, 8th Floor

New York, New York 10017

Re:        Initial Public Offering

Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Bison Capital Acquisition Corp., a British Virgin Islands company (the “Company”), and EarlyBirdCapital, Inc., as representative of the underwriters (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one ordinary share, no par value, of the Company (the “Ordinary Shares”), one right to receive one-tenth of one Ordinary Share, and one-half of one warrant (the “Warrant”), each whole Warrant to purchase one Ordinary Share. Certain capitalized terms used herein are defined in paragraph 15 hereof. In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1.            If the Company solicits approval of its shareholders of a Business Combination, the undersigned will vote all Ordinary Shares beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2.            (a) In the event that the Company fails to consummate a Business Combination within the time period set forth in the Company’s Amended and Restated Memorandum and Articles of Association, as the same may be amended from time to time, the undersigned shall take all reasonable steps to (1) cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares, and (2) cause the Company to liquidate as soon as reasonably practicable.

(b)       The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares or Private Units (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, but may, for the avoidance of doubt, have his, her or its Ordinary Shares purchased in the IPO or in the aftermarket redeemed upon liquidation of the Company if a Business Combination is not consummated. The undersigned acknowledges and agrees that there will be no distribution from the Trust Fund with respect to any Warrants, which will terminate on the Company’s liquidation.

(c)        In the event of the liquidation of the Trust Fund, Bison Capital Holding Company Limited, a Cayman Islands company, (“Bison Capital”) agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject to as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold to or contracted for the Company, or by any target business with which the Company has discussed entering into a transaction agreement, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Fund; provided that such indemnity shall not apply (i) if such vendor or prospective target business executes an agreement waiving any claims against the Trust Fund and (ii) to any claims under the Company’s indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act.

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3.            The undersigned will escrow all of his, her or its Insider Shares pursuant to the terms of a share escrow agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

4.            In order to minimize potential conflicts of interest which may arise from multiple affiliations, Bison Capital, and each of the undersigned directors and officers of the Company agree to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations Bison Capital, and each of the undersigned directors and officers might have.

5.            The undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions on the type of target business the Company is seeking to acquire, that such Business Combination is fair to the Company’s unaffiliated shareholders from a financial point of view.

6.            Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment for services rendered prior to, or in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to (i) repay working capital loans made by the undersigned or its affiliates to the Company in cash upon consummation of the Business Combination or, at the undersigned’s discretion, with respect to up to an aggregate of $500,000 of working capital loans from all lenders, by converting such loans into Private Units at a price of $10.00 per Private Unit, as more fully described in the Registration Statement, (ii) repay a non-interest bearing loan in an aggregate amount of $------300,000 made to the Company by Bison Capital to cover the IPO expenses, (iii) pay $5,000 per month to Bison Capital for office space and related services, (iv) reimburse the undersigned and any affiliate of the undersigned for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination, and (v) pay to the Company’s independent directors an annual retainer in an aggregate amount of $38,400 (to be prorated for a partial term), payable in arrears commencing on the first anniversary of the closing of the Company’s IPO and ending on the earlier of the consummation of a Business Combination or a Company liquidation.

7.            Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

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8.            The undersigned officers and directors agree to be the officers and directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned officers’ and directors’ biographical information included in the Registration Statement is true and accurate in all material respects, does not omit any material information with respect to the officers’ and directors’ biography and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Each of the undersigned officers’ and directors’ FINRA Questionnaire previously furnished to the Company and the Underwriters is true and accurate in all material respects.

9.            Each of the undersigned represents and warrants that:

(a)         He, she or it has never had a petition under the federal bankruptcy laws or any state or foreign insolvency law been filed by or against (i) him, her or it, or any partnership in which he, she or it was a general partner at or within two years before the time of filing; or (ii) (to the extent the undersigned is an individual) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(b)         He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his or her business or property, or any such partnership;

(c)         He, she, or it has never been convicted of fraud in a civil or criminal proceeding;

(d)        He, she, or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e)         He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f)         He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in 9(e)(i) above, or to be associated with persons engaged in any such activity;

(g)        He, she or it has never been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (“SEC”) to have violated any federal, state, or foreign securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

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(h)        He, she or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i)         He, she or it has never been the subject of, or a party to, any federal, state, or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any federal, state or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j)         He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k)        He, she or it has never been convicted, of any felony or misdemeanor: (1) in connection with the purchase or sale of any security, (2) involving the making of any false filing with the SEC, or (3) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l)         He, she or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration (“NCUA”) that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m)        He, she or it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar functions, or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n)        He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the foreign or federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c) and Section 206(1) of the Investment Advisers Act of 1940 (the “Advisers Act”) or any other rule or regulation thereunder, or (ii) Section 5 of the Securities Act;

(o)        He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

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(p)        He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q)        He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the NCUA that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer, (ii) engaging in the business of securities, insurance or banking, or (iii) engaging in savings association or credit union activities;

(r)         He, she or it is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or Section 203(e) or 203(f) of the Advisers Act that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person, or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s)        He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

10.          The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement and to hold the current position/title in the Company (if applicable).

11.          The undersigned hereby waives his, her or its right to exercise redemption rights with respect to any shares of the Ordinary Shares owned or to be owned by him, her or it, directly or indirectly, whether purchased prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell, such shares in connection with any vote to approve a Business Combination or any tender offer in respect thereto, but may, for the avoidance of doubt, have his, her or its Ordinary Shares purchased in the IPO or in the aftermarket redeemed upon liquidation of the Company if a Business Combination is not consummated.

12.          The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association prior to the consummation of a Business Combination that would affect the substance or timing of the Company’s obligation to redeem 100% of the IPO Shares if the Company does not complete a Business Combination within the time period set forth in the Amended and Restated Memorandum and Articles of Association, unless the Company provides its public shareholders with the opportunity to redeem their IPO shares upon approval of any such amendment at a price per share, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest income (net of taxes payable and any amounts released to the Company to fund working capital requirements), divided by the number of then outstanding public shares.

13.          In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, Bison Capital agrees to advance such funds necessary to complete such liquidation and agrees not to seek repayment for such expenses.

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14.          In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non-prevailing party or as otherwise directed by the arbitrators. The Company and each of the undersigned hereby appoints, without power of revocation, CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as their respective agent to accept and acknowledge on its behalf service of any and all process which may be served in any arbitration, action, proceeding or counterclaim in any way relating to or arising out of this letter agreement. The Company and each undersigned further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this letter agreement.

15.         As used herein, (i) a “Business Combination” shall mean a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the IPO; (iii) “Insider Shares” shall mean all of the Ordinary Shares of the Company acquired by an Insider prior to the IPO; (iv) “IPO Shares” shall mean the Ordinary Shares issued in the Company’s IPO; (v) “Private Units” shall mean the Units purchased in the private placement taking place simultaneously with the consummation of the Company’s IPO; and the additional Units that will be purchased in a private placement upon the full or partial exercise of the underwriters’ over-allotment option for the Company’s IPO; (vi) “Registration Statement” means the registration statement on Form S-1 filed by the Company with respect to the IPO, and (vii) “Trust Fund” shall mean the trust fund into which a portion of the net proceeds of the Company’s IPO will be deposited.

16.         Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

17.          No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

18.          The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties have duly executed this Letter Agreement as of the date first written above.

Bison Capital Acquisition Corp.

By:	/s/ James Jiayuan Tong
Name:	James Jiayuan Tong
Title:	Chief Executive Officer, Chief Financial Officer and Director

[Signature Page to the Letter Agreement by Certain Insiders-Bison Capital Acquisition Corp]

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Bison Capital Holding Company Limited

By:	/s/ Peixin Xu
Name:	Peixin Xu
Title:	Director

[Signature Page to the Letter Agreement by Certain Insiders-Bison Capital]

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/s/ James Jiayuan Tong
James Jiayuan Tong

[Signature Page to the Letter Agreement by Certain Insiders- James Jiayuan Tong]

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/s/ Peixin Xu
Peixin Xu

[Signature Page to the Letter Agreement by Certain Insiders- Peixin Xu]

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/s/ Peng Jin
Peng Jin

[Signature Page to the Letter Agreement by Certain Insiders- Peng Jin]

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/s/ Thomas Folinsbee
Thomas Folinsbee

[Signature Page to the Letter Agreement by Certain Insiders- Thomas Folinsbee]

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/s/ Charles Vincent Prizzi
Charles Vincent Prizzi

[Signature Page to the Letter Agreement by Certain Insiders- Charles Prizzi]

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/s/ Ning Wang
Ning Wang

[Signature Page to the Letter Agreement by Certain Insiders-Ning Wang]

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EARLYBIRDCAPITAL, INC.

By:	/s/ Steve Levine
Name:	Steve Levine
Title:	CEO

[Signature Page to the Letter Agreement by Certain Insiders-EBC]

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